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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)   January 2, 1998
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                        Mahoning National Bancorp, Inc.
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            (Exact name of registration as specified in its charter)


          Ohio                     0-20255               34-1692031
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(State or other jurisdiction  (Commission file (IRS employer identification no.)
 of incorporation)             number)

                     23 Federal Plaza Youngstown, Ohio 44501
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (330) 742-7000
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                                      N/A
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          (Former name or former address, if changed since last report)




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Mahoning National Bancorp, Inc.
Form 8-K





                         MAHONING NATIONAL BANCORP, INC.
                                      INDEX



                                                        Page Number
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ITEM 5 -     OTHER MATTERS                                   3

EXHIBIT 99 - PRESS RELEASE                                   4






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Item 5. Other Matters



Gregory L. Ridler, Chairman of the Board, President and Chief Executive Officer of Mahoning National Bancorp, Inc. announced on January 2, 1998 the Company had listed its shares of common stock on the NASDAQ National Market System. Effective January 5, 1998 shares of the Company's common stock will trade under the symbol "MGNB". The Company has a total of 6,300,000 outstanding common shares. Market makers for the Company's common stock include McDonald & Company Securities, Inc., The Ohio Company, and Sandler O'Neill & Partners, L.P.

Exhibit:

Press release of Mahoning National Bancorp, Inc., released January 2, 1998.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Mahoning National Bancorp, Inc.


Dated: January 2, 1998                    /s/ Norman E. Benden, Jr.
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                                                Norman E. Benden, Jr., Treasurer